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                                                                    EXHIBIT 99.3

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

    I, Michael F. Bosworth, hereby consent to the use in the Registration Statement on Form S-4 of Summit Design, Inc. (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.

                                          /s/ Michael F. Bosworth

                                          Michael F. Bosworth

September 30, 1998